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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) October 27, 2007
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                         TIME LENDING, CALIFORNIA, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-59114                                            33-0730042
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Commission File Number                        IRS Employer Identification Number

           1580 N. Batavia Street, Suite #2, Orange, California 92867
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 288-5901
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

       On October 27, 2007, the Board of Directors and the majority shareholders (84.8%) of Time Lending, California, Inc., a Nevada corporation (the "Company") approved the distribution of the shares of its subsidiaries Time Management, Inc., Time Marketing Associates, Inc., and Tenth Street, Inc., respectively, to the Company's shareholders. The Company Holds 1 million shares (50%) in each of its respective subsidiaries. The record date for the distribution of the shares was set for November 7, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2007                    TIME LENDING, CALIFORNIA, INC.

                                           By: /s/ Michael P. Pope
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                                               Michael P. Pope
                                               President